Derivatives and Hedging	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging	Derivatives and Hedging
Objective and Strategy
In the ordinary course of business, we use derivative instruments, including swaps, forwards and/or options, to manage potential losses from foreign currency exposures and interest bearing assets or liabilities. The principal objective of such derivative instruments is to minimize the risks and/or costs associated with our global financial and operating activities. We do not utilize derivative or other financial instruments for trading or other speculative purposes. We recognize all derivatives as either assets or liabilities on the balance sheet on a gross basis, measure those instruments at fair value and recognize the change in fair value in earnings in the period of change, unless the derivative qualifies as an effective hedge that offsets certain exposures. We have agreed with almost all of our counterparties with whom we had entered into cross-currency swaps, interest rate swaps or foreign exchange contracts, to enter into bilateral collateralization contracts under which we will receive or provide cash collateral, as the case may be, for the net position with each of these counterparties. As of December 31, 2022, cash collateral positions consisted of $21.8 million recorded in accrued and other current liabilities and $21.1 million recorded in prepaid expenses and other current assets. As of December 31, 2021, we had cash collateral positions consisting of $9.2 million recorded in accrued and other current liabilities and $11.2 million recorded in prepaid expenses and other current assets in the accompanying consolidated balance sheets.
Non-Derivative Hedging Instrument
Net Investment Hedge
We are party to a foreign currency non-derivative hedging instrument that is designated and qualifies as net investment hedge. The objective of the hedge is to protect part of the net investment in foreign operations against adverse changes in the exchange rate between the euro and the functional currency of the U.S. dollar. The non-derivative hedging instrument is the German private corporate bond (2017 Schuldschein) which was issued in 2017 in the total amount of $331.1 million as described in Note 16 "Debt". Of the $331.1 million, which is held in both U.S. dollars and Euros, €255.0 million was designated as the hedging instrument as of December 31, 2021 against a portion of our Euro net investments in our foreign operations. As further described in Note 16, four tranches of the 2017 Schuldschein matured and were paid in October 2022 and two tranches of the 2017 Schuldschein matured and were paid during 2021.
As a result, €109.5 million remained designated as a hedging instrument as of December 31, 2022. In July 2022, we issued an additional €370.0 million German private corporate bond (2022 Schuldschein) as described in Note 16, and it is designated in its entirety as the hedging instrument against a portion of our euro net investments in our foreign operations. The relative changes in both the hedged item and hedging instrument are calculated by applying the change in spot rate between two assessment dates against the respective notional amount. The effective portion of the hedge is recorded in the cumulative translation adjustment account within other accumulated comprehensive loss. Based on the spot rate method, the unrealized loss recorded in equity as of December 31, 2022 and 2021 is $22.6 million and $2.1 million, respectively. Since we are using the debt as the hedging instrument, which is also remeasured based on the spot rate method, there is no hedge ineffectiveness related to the net investment hedge as of December 31, 2022 and 2021.
Derivatives Designated as Hedging Instruments
Net Investment Hedge
In September 2022, we entered into a one-month interest rate derivative contract for a total notional amount €135.0 million, that matured in October 13, 2022, which qualified as net investment hedge. The objective of the hedge was to protect the additional investments in foreign operations in September 2022 against adverse changes in the exchange rate between the euro and the functional currency of the U.S. dollar. The relative changes in both the hedged item and derivative hedging instrument were calculated by applying the change in spot rate between two assessment dates against the respective notional amount. The effective portion of the hedge is recorded in the cumulative translation adjustment account within other accumulated comprehensive loss and will be reclassified to earnings upon the disposal or liquidation of the foreign operations. In October 2022, the interest rate derivative contract expired and the unrealized gain recorded in equity was $5.8 million as of December 31, 2022.
Cash Flow Hedges
As of December 31, 2022 and 2021, we held derivative instruments that are designated and qualify as cash flow hedges, where the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive loss and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings. To date, we have not recorded any hedge ineffectiveness related to any cash-flow hedges in earnings. Based on their valuation as of December 31, 2022, we expect approximately $1.2 million of derivative losses included in accumulated other comprehensive loss will be reclassified into income during the next 12 months. The cash flows derived from derivatives are classified in the consolidated statements of cash flows in the same category as the consolidated balance sheets account of the underlying item.
We use interest rate derivative contracts to align our portfolio of interest bearing assets and liabilities with our risk management objectives. Since 2015, we have been a party to five cross currency interest rate swaps through 2025 for a total notional amount of €180.0 million which qualify for hedge accounting as cash flow hedges. In September 2022, we entered into five new cross currency interest rate swaps through 2025 for a total notional amount of CHF 542.0 million which qualify for hedge accounting as cashflow hedges. We determined that no ineffectiveness exists related to these swaps. As of December 31, 2022 and 2021, interest receivables of $5.5 million and $1.4 million, respectively are recorded in prepaid expenses and other current assets in the accompanying consolidated balance sheets.
Fair Value Hedges
Until October 2022, we held derivative instruments that qualified for hedge accounting as fair value hedges. For derivative instruments that are designated and qualify as a fair value hedge, the effective portion of the gain or loss on the derivative is reflected in earnings. This effect on earnings is offset by the change in the fair value of the hedged item attributable to the risk being hedged that is also recorded in earnings. The cash flows derived from derivatives are classified in the consolidated statement of cash flows in the same category as the consolidated balance sheet account of the underlying item.
We held interest rate swaps which effectively fixed the fair value of a portion of our fixed rate private placement debt and qualified for hedge accounting as fair value hedges. These interest rate swap derivative instruments expired along with the repayment of the private placement debt in October 2022, as described in Note 16 "Debt". As of December 31, 2021, interest receivables of $0.6 million is recorded in prepaid and other current assets in the accompanying consolidated balance sheets. There has been no ineffectiveness related to the interest rate swaps.
Derivatives Not Designated as Hedging Instruments
Call Options
We entered into Call Options which, along with the sale of the Warrants, represent the Call Spread Overlay entered into in connection with the Cash Convertible Notes and which are more fully described in Note 16 "Debt". In these transactions, the Call Options are intended to address the equity price risk inherent in the cash conversion feature of each instrument by offsetting cash payments in excess of the principal amount due upon any conversion of the Cash Convertible Notes. Accordingly, the derivative is presented as either current or long-term based upon the classification of the related debt. As of December 31, 2021, the 2023 Notes may be surrendered for conversion through the close of business on March 31, 2022 as discussed in Note 16 "Debt". Accordingly, the related call options were classified as current as of December 31, 2021. As of December 31, 2022, the 2023 Notes and the related call options have been reclassified as current.
Aside from the initial payment of premiums for the Call Options, we will not be required to make any cash payments under the Call Options. We will, however, be entitled to receive under the terms of the Call Options, an amount of cash generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is equal to the conversion price of the Cash Convertible Notes.
The Call Options, for which our common stock is the underlying security, are derivative assets that require mark-to-market accounting treatment. The Call Options are measured and reported at fair value on a recurring basis, within Level 2 of the fair value hierarchy. The change in fair value is recognized immediately in our consolidated statements of income in other income, net.
Cash Convertible Notes Embedded Cash Conversion Option
The embedded cash conversion option within the Cash Convertible Notes discussed in Note 16 "Debt" is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income in other income, net until the cash conversion option settles or expires. The embedded cash conversion option is measured and reported at fair value on a recurring basis, within Level 2 of the fair value hierarchy.
Because the terms of the Cash Convertible Notes' embedded cash conversion option are substantially similar to those of the Call Options, discussed above, we expect the effect on earnings from these two derivative instruments to mostly offset each other.
Foreign Exchange Contracts
As a globally active enterprise, we are subject to risks associated with fluctuations in foreign currencies in our ordinary operations. This includes foreign currency-denominated receivables, payables, debt, and other balance sheet positions including intercompany items. We manage balance sheet exposure on a group-wide basis using foreign exchange forward contracts, foreign exchange options and cross-currency swaps.
We are party to various foreign exchange forward, option and swap arrangements which had an aggregate notional value of $466.0 million at December 31, 2022, which expire at various dates through July 2023. At December 31, 2021, these arrangements had an aggregate notional value of $1.3 billion, which expired at various dates through December 2022. The transactions have been entered into to offset the effects from short-term balance sheet exposure to foreign currency exchange risk. Changes in the fair value of these arrangements have been recognized in other income, net.
Fair Values of Derivative Instruments
The following table summarizes the fair value amounts of derivative instruments reported in the consolidated balance sheets as of December 31, 2022 and 2021:

	2022		2021
(in thousands)	Current Asset	Long-Term Asset	Current Asset	Long-Term Asset
Assets:
Derivative instruments designated as hedges
Interest rate contracts - cash flow hedge (1)	$—	$12,256	$—	$—
Interest rate contracts - fair value hedge (1)	—	—	1,971	—
Total derivative instruments designated as hedges	$—	$12,256	$1,971	$—

Undesignated derivative instruments
Equity options	$102,671	$119,098	$162,141	$190,430
Foreign exchange forwards and options	8,946	—	11,172	—
Total undesignated derivative instruments	$111,617	$119,098	$173,313	$190,430
Total Derivative Assets	$111,617	$131,354	$175,284	$190,430

	2022		2021
(in thousands)	Current Liability	Long-Term Liability	Current Liability	Long-Term Liability
Liabilities:
Derivative instruments designated as hedges
Interest rate contracts - cash flow hedge (1)	$—	($36,982)	$—	($628)
Total derivative instruments designated as hedges	$—	($36,982)	$—	($628)

Undesignated derivative instruments
Equity options	($102,896)	($119,736)	($162,608)	($191,251)
Foreign exchange forwards and options	(8,356)	—	(19,250)	—
Total undesignated derivative instruments	($111,252)	($119,736)	($181,858)	($191,251)
Total Derivative Liabilities	($111,252)	($156,718)	($181,858)	($191,879)
(1)The fair value amounts for the interest rate contracts do not include accrued interest.
Gains and Losses on Derivative Instruments
The following tables summarize the gains and losses on derivative instruments for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
(in thousands)	Other income, net	Other income, net	Other income, net
Total amounts presented in the Consolidated Statements of Income in which the effects of cash flow and fair value hedges are recorded	$6,741	$40,671	$114,326

Gains (Losses) on Derivatives in Cash Flow Hedges
Interest rate contracts
Amount of gain (loss) reclassified from accumulated other comprehensive loss	$21,940	($17,010)	$18,666
Amounts excluded from effectiveness testing	—	—	—

Gains (Losses) on Derivatives in Fair Value Hedges
Interest rate contracts
Hedged item	1,971	3,072	(2,568)
Derivatives designated as hedging instruments	(1,971)	(3,072)	2,568

Gains (Losses) Derivatives Not Designated as Hedging Instruments
Equity options	(130,801)	(23,882)	322,580
Cash convertible notes embedded cash conversion option	131,227	28,154	(321,213)
Foreign exchange forwards and options	72,641	10,333	(12,429)

Total gains (losses) on derivative instruments	$95,007	($2,405)	$7,604
Balance Sheet Line Item in which the Hedged Item is Included
The following tables summarizes the balance sheet line item in which the hedged item is included as of December 31, 2022 and 2021:

	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Amount of Hedged Assets (Liabilities)
(in thousands)	2022	2021	2022	2021
Balance Sheet line item in which the Hedged Item is included
Current portion of long-term debt	$—	($128,916)	$—	$1,971